UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05739

Name of Fund: MuniEnhanced Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniEnhanced Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 01/31/07

Date of reporting period: 02/01/06 - 07/31/06

Item 1 - Report to Stockholders

Semi-Annual Report
July 31, 2006

MuniEnhanced
Fund, Inc.

MuniEnhanced Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close around the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors and shareholders have approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Portfolio Information as of July 31, 2006

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               89.9%
AA/Aa ...................................................                3.7
A/A .....................................................                5.6
BBB/Baa .................................................                0.4
NR (Not Rated) ..........................................                0.2
Other* ..................................................                0.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


2       MUNIENHANCED FUND, INC.                 JULY 31, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected around the end of the third quarter of 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


        MUNIENHANCED FUND, INC.                 JULY 31, 2006                  3

A Discussion With Your Fund's Portfolio Manager

      The Fund was able to provide both a competitive total return and an above-average yield, as we remained essentially fully invested in high-quality municipal bonds throughout the six-month period.

Describe the recent market environment relative to municipal bonds.

During the past six months, long-term bond yields rose sharply while their prices, which move in the opposite direction, declined. The drop in bond prices largely reflects investors' focus on solid economic growth. Despite a decline in gross domestic product growth between the first and second quarters of 2006, U.S. economic activity so far this year has outpaced the 3.2% annual growth rate posted in 2005. Rising commodity prices also stoked inflationary fears, further weighing on bond prices.

The Federal Reserve Board (the Fed) increased short-term interest rates at each of its meetings during the period, bringing the federal funds rate to 5.25%. Consequently, the yield curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Overall, 30-year U.S. Treasury bond yields rose 39 basis points (.39%) during the six-month period to 5.07%, while 10-year U.S. Treasury note yields rose 46 basis points to 4.99%. Municipal bond yields also rose in recent months, although the tax-exempt market's strong technical position provided significant price support. This allowed municipal bond prices to decline less than their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose just two basis points to 4.47%, and yields on AAA-rated issues maturing in 10 years rose 21 basis points to 3.99%.

The rise in yields prompted a revival in investor demand for municipal bonds. The increased demand also was triggered by seasonal factors that served to generate large cash flows into investor accounts. Consequently, municipal bond fund flows continued to be supportive. As reported by the Investment Company Institute, open-end tax-exempt bond funds received net new cash inflows of over $6.5 billion in the first six months of 2006, compared to $2.5 billion during the same period in 2005.

Also contributing to the outperformance of the municipal bond market has been declines in new issuance. During the past six months, more than $189 billion in new long-term tax-exempt bonds was underwritten, a decline of 14% compared to the same period a year earlier. Recent declines in issuance have largely been the result of a 57% drop in refunding activity so far this year. Rising bond yields have made the refinancing of existing higher-couponed debt issues increasingly problematic, as the potential economic savings have rapidly diminished. In addition, the improved fiscal condition of many state and local governments has resulted in lower borrowing trends, with many new municipal capital projects being financed from existing budget surpluses. Lower annual issuance would further solidify the tax-exempt market's already positive technical position.

How did the Fund perform during the period?

For the six-month period ended July 31, 2006, the Common Stock of MuniEnhanced Fund, Inc. had net annualized yields of 5.23% and 5.56%, based on a period-end per share net asset value of $11.34 and a per share market price of $10.66, respectively, and $.294 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.19%, based on a change in per share net asset value from $11.52 to $11.34, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +1.05% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the same six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund also provided an above-average yield relative to its Lipper peers.

Fund performance was driven by a number of factors, including our neutral interest rate posture, which we had assumed late in the prior reporting period and maintained throughout the six months. While there was substantial volatility in interest rates during the course of the period, market rates (specifically in the 30-year sector) ultimately were little changed. Our neutral interest rate stance was a positive in this environment. We also maintained a fully invested position throughout the period, which helped provide for a healthy level of tax-exempt income. Another factor contributing to Fund performance was our yield curve strategy, which had involved actively moving further out on the curve when it was steeper. As the curve has flattened, that move paid off because shorter-dated securities underperformed. Finally, the Fund benefited from the refunding of one small position during this period. Refundings had been a greater source of positive attribution in prior periods, but have decreased significantly


4       MUNIENHANCED FUND, INC.                 JULY 31, 2006
as interest rates have risen (thereby making refinancing a less attractive proposition for issuers).

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We continued our search for bonds with premium coupons (that is, higher than 5%). The higher coupons offer greater protection against rising interest rates as well as providing for enhanced portfolio diversity. However, issuers were reluctant to offer coupons greater than 5%. This, coupled with the aforementioned decline in municipal bond supply, meant it was difficult to find attractively priced and structured new issues for investment.

In general, we used periods of market weakness to selectively take tax losses or to purchase securities that we thought were attractively priced. This included purchases of specialty state bonds, which we will eventually look to trade at a premium to the broader market. We like the bonds of specialty (high-tax) states because the expectation is they may trade better as governments restore fiscal discipline and the states issue fewer bonds.

Given the relative flatness of the yield curve, and the potential for a resteepening as the Fed completes its interest rate hiking, we started to explore opportunities in the 15-year - 20-year area of the curve. In some cases, this sector offered yields similar to those available in longer-dated bonds. With more issuance available in this maturity range, we took the opportunity to gravitate toward this area of the curve when we felt it made good investment sense.

Finally, we remained fully invested throughout the period in order to augment yield and cautiously took advantage of the Fund's uninsured basket in adding higher-yielding credits to the portfolio.

For the six-month period ended July 31, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 3.26%; Series B, 3.36%; Series C, 3.32%; and Series D, 3.32%. The Fed's interest rate hikes have continued to affect the Fund's borrowing costs. However, on August 8, the Fed opted to pause in its interest rate-hiking campaign and is expected to be "data dependent" in determining future monetary policy. As a result, we would expect additional increases in the Fund's cost of funds to be more limited. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.89% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

At period-end, the Fund maintained a neutral interest rate posture and was essentially fully invested in high-quality municipal bonds. The Fed opted to interrupt its monetary tightening campaign in early August, leaving the federal funds rate unchanged at 5.25%. With the Fed at or near the end of its prolonged interest rate-hiking cycle, bond prices should be relieved of the downward pressure that accompanies higher short-term interest rates. If the curve begins to resteepen, as we would expect in an environment without rate hikes, we believe the intermediate maturity range (the flattest area) is poised for strong performance. As such, we believe our exposure to the 15-year - 20-year area should prove advantageous. Still, the Fed has indicated that it will be data dependent in determining monetary policy, and we will remain vigilant as well, watching economic growth statistics and inflationary data and taking advantage of opportunities that the market presents.

Michael Kalinoski, CFA
Vice President and Portfolio Manager

August 9, 2006


        MUNIENHANCED FUND, INC.                 JULY 31, 2006                  5

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of July 31, 2006, the percentage of the Fund's total net assets invested in inverse floaters was 11.73%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


6       MUNIENHANCED FUND, INC.                 JULY 31, 2006

Schedule of Investments                                           (in Thousands)

             Face
           Amount     Municipal Bonds                                                       Value
====================================================================================================
Alabama--0.9%
          $ 2,750     Jefferson County, Alabama, Limited Obligation School
                        Warrants, Series A, 5.50% due 1/01/2022                           $    2,936
====================================================================================================
California--30.4%
                      Alameda Corridor Transportation Authority, California,
                        Capital Appreciation Revenue Refunding Bonds,
                        Subordinate Lien, Series A (a)(m):
           10,000          5.464% due 10/01/2024                                               7,757
            6,000          5.495% due 10/01/2025                                               4,654
              950     Anaheim, California, Public Financing Authority,
                        Electric System Distribution Facilities Revenue Bonds,
                        Series A, 5% due 10/01/2031 (d)                                          978
            5,000     Anaheim, California, Public Financing Authority, Lease
                        Revenue Bonds (Public Improvements Project), Senior
                        Series A, 6% due 9/01/2024 (d)                                         5,819
                      California State, GO, Refunding:
            2,350          5.25% due 9/01/2010 (g)                                             2,478
            1,700          5.125% due 6/01/2027                                                1,741
            5,000          5.125% due 6/01/2031                                                5,099
            2,200          ROLS, Series II-R-272, 6.726% due 2/01/2033 (i)(j)                  2,414
            1,900     California State Public Works Board, Lease Revenue
                        Bonds (Department of Corrections), Series C, 5%
                        due 6/01/2025                                                          1,943
            2,600     California State University, Systemwide Revenue Bonds,
                        Series A, 5% due 11/01/2035 (b)                                        2,666
            8,490     California State, Various Purpose, GO, 5.50%
                        due 11/01/2033                                                         9,126
            1,550     California State, Various Purpose, GO, Refunding, 5%
                        due 12/01/2031 (f)                                                     1,593
              850     Chino Valley, California, Unified School District, GO
                        (Election of 2002), Series C, 5.25% due 8/01/2030 (f)                    903
            1,600     East Side Union High School District, California, Santa
                        Clara County, GO (Election of 2002), Series D, 5%
                        due 8/01/2026 (c)                                                      1,657
                      Golden State Tobacco Securitization Corporation of
                        California, Tobacco Settlement Revenue Bonds,
                        Series B (g):
            2,835          5.50% due 6/01/2013 (c)                                             3,108
            3,000          5.625% due 6/01/2013 (k)                                            3,311
            5,300     Los Angeles, California, Department of Water and
                        Power, Waterworks Revenue Bonds, Series C, 5%
                        due 7/01/2029 (f)                                                      5,475
            7,600     Los Angeles, California, Unified School District, GO,
                        Series A, 5% due 1/01/2028 (f)                                         7,843
                      Metropolitan Water District of Southern California,
                        Waterworks Revenue Bonds, Series B-1:
            2,965          5% due 10/01/2029 (b)                                               3,060
            1,655          5% due 10/01/2036                                                   1,701
            5,000     Norco, California, Redevelopment Agency, Tax
                        Allocation Refunding Bonds (Norco Redevelopment
                        Project--Area Number 1), 5.125% due 3/01/2030 (f)                      5,150
            7,455     Orange County, California, Sanitation District, COP,
                        5% due 2/01/2033 (b)                                                   7,650
            1,750     Poway, California, Redevelopment Agency, Tax
                        Allocation Refunding Bonds (Paguay Redevelopment
                        Project), 5.125% due 6/15/2033 (a)                                     1,807
            1,550     Sacramento, California, Unified School District, GO
                        (Election of 2002), 5% due 7/01/2030 (f)                               1,604
            6,145     Stockton, California, Public Financing Authority, Lease
                        Revenue Bonds (Parking & Capital Projects), 5.125%
                        due 9/01/2030 (b)                                                      6,365
            1,600     Tamalpais, California, Union High School District, GO
                        (Election of 2001), 5% due 8/01/2028 (d)                               1,649
            1,200     University of California, Limited Project Revenue Bonds,
                        Series B, 5% due 5/15/2033 (d)                                         1,238
            2,325     Ventura County, California, Community College District,
                        GO (Election of 2002), Series B, 5% due 8/01/2030 (f)                  2,407
====================================================================================================
Colorado--8.3%
            2,135     Boulder County, Colorado, Hospital Development
                        Revenue Bonds (Longmont United Hospital Project),
                        5.75% due 12/01/2010 (i)(g)                                            2,294
              110     Colorado HFA Revenue Bonds (S/F Program), AMT,
                        Senior Series A-1, 7.40% due 11/01/2027                                  112
              735     Colorado HFA, Revenue Refunding Bonds (S/F Program),
                        AMT, Senior Series A-2, 7.50% due 4/01/2031                              757
                      Colorado Health Facilities Authority Revenue Bonds
                        Series A:
            1,200          (Catholic Health Initiatives), 5.50%
                              due 3/01/2032 (h)                                                1,284
            1,200          (Covenant Retirement Communities Inc.), 5.50%
                              due 12/01/2027 (i)                                               1,263
              675          (Covenant Retirement Communities Inc.), 5.50%
                              due 12/01/2033 (i)                                                 707
            3,875     Colorado Water Resources and Power Development
                        Authority, Clean Water Revenue Bonds, Series A,
                        6.25% due 9/01/2010 (g)                                                4,234
            2,000     Denver, Colorado, City and County Airport Revenue
                        Refunding Bonds, AMT, Series A, 6%
                        due 11/15/2018 (a)                                                     2,144
            5,450     El Paso County, Colorado, School District Number 49,
                        Falcon, GO, Series A, 6% due 12/01/2018 (d)                            6,039
            7,900     Northwest Parkway, Colorado, Public Highway Authority,
                        Capital Appreciation Revenue Bonds, Senior
                        Convertible, Series C, 5.345% due 6/15/2025 (d)(m)                     6,856
            1,900     Northwest Parkway, Colorado, Public Highway Authority
                        Revenue Bonds, Series A, 5.50% due 6/15/2021 (a)                       2,046
====================================================================================================
Florida--2.9%
              920     Halifax Hospital Medical Center, Florida, Hospital
                        Revenue Refunding Bonds, Series A, 5% due 6/01/2038                      915
            1,400     Highlands County, Florida, Health Facilities Authority,
                        Hospital Revenue Bonds (Adventist Health System),
                        Series C, 5.25% due 11/15/2036                                         1,446

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
ROLS       Reset Option Long Securities
S/F        Single-Family


        MUNIENHANCED FUND, INC.                 JULY 31, 2006                  7

Schedule of Investments (continued)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                       Value
====================================================================================================
Florida (concluded)
          $ 2,700     Miami-Dade County, Florida, School Board, COP,
                        Series A, 5% due 11/01/2024 (a)                                   $    2,807
            4,200     Orange County, Florida, Sales Tax Revenue Refunding
                        Bonds, Series B, 5.125% due 1/01/2032 (b)                              4,349
====================================================================================================
Georgia--13.1%
           18,655     Atlanta, Georgia, Airport General Revenue Refunding
                        Bonds, Series B, 5.25% due 1/01/2033 (d)                              19,527
                      Atlanta, Georgia, Water and Wastewater Revenue Bonds:
            3,250          5% due 11/01/2034 (d)                                               3,334
            4,250          Series A, 5% due 11/01/2039 (f)                                     4,322
            2,610     Augusta, Georgia, Water and Sewer Revenue Bonds,
                        5.25% due 10/01/2039 (d)                                               2,737
            3,500     Fulton County, Georgia, Water and Sewer Revenue
                        Bonds, 5.25% due 1/01/2035 (b)                                         3,673
            7,725     Georgia Municipal Electric Authority, Power Revenue
                        Refunding Bonds, Series EE, 7% due 1/01/2025 (a)                      10,160
====================================================================================================
Illinois--18.5%
            5,125     Chicago, Illinois, Board of Education, GO, RIB, Series 467,
                        7.59% due 12/01/2027 (a)(j)                                            5,593
                      Chicago, Illinois, O'Hare International Airport Revenue
                        Bonds, Third Lien, AMT, Series B-2:
            5,670          5.75% due 1/01/2023 (d)                                             6,146
            2,500          6% due 1/01/2029 (c)                                                2,754
            4,550     Chicago, Illinois, O'Hare International Airport, Revenue
                        Refunding Bonds, DRIVERS, AMT, Series 250, 7.504%
                        due 1/01/2021 (f)(j)                                                   5,131
            2,460     Cook County, Illinois, Capital Improvement, GO, Series C,
                        5.50% due 11/15/2012 (a)(g)                                            2,686
            2,240     Cook County, Illinois, Community College District
                        Number 508, Chicago, COP, Refunding, 8.75%
                        due 1/01/2007 (b)                                                      2,285
                      Illinois Sports Facilities Authority, State Tax Supported
                        Revenue Bonds (a):
           20,120          5.341% due 6/15/2030 (m)                                           17,738
            4,500          5% due 6/15/2032                                                    4,594
            2,000     Metropolitan Pier and Exposition Authority, Illinois,
                        Dedicated State Tax Revenue Refunding Bonds
                        (McCormick Place Expansion Project), Series B,
                        5.75% due 6/15/2023 (f)                                                2,184
           10,115     Regional Transportation Authority, Illinois, Revenue
                        Bonds, Series A, 7.20% due 11/01/2020 (a)                             12,363
====================================================================================================
Indiana--4.5%
            4,080     Hammond, Indiana, Multi-School Building Corporation,
                        First Mortgage Revenue Refunding Bonds, 6.125%
                        due 7/15/2019 (f)                                                      4,207
                      Indiana Transportation Finance Authority, Highway
                        Revenue Bonds, Series A:
            2,150          5% due 6/01/2028 (d)                                                2,206
            4,250          5.25% due 6/01/2028 (b)                                             4,478
            3,750          5.25% due 6/01/2029 (b)                                             3,944
====================================================================================================
Louisiana--6.3%
            4,500     Lafayette, Louisiana, Utilities Revenue Bonds, 5%
                        due 11/01/2028 (f)                                                     4,641
            6,000     Louisiana Local Government, Environmental Facilities,
                        Community Development Authority Revenue Bonds
                        (Capital Projects and Equipment Acquisition),
                        Series A, 6.30% due 7/01/2030 (a)                                      6,746
            2,035     Louisiana State Citizens Property Insurance Corporation,
                        Assessment Revenue Bonds, Series B, 5%
                        due 6/01/2023 (a)                                                      2,115
            3,735     Louisiana State Transportation Authority, Senior Lien
                        Toll Revenue Capital Appreciation Bonds, Series B,
                        5.31% due 12/01/2027 (a)(m)                                            1,230
            4,650     New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                        Authority, Special Tax, Sub-Series A, 5.25%
                        due 7/15/2028 (a)                                                      4,822
            1,400     Terrebonne Parish, Louisiana, Hospital Service District
                        Number 1, Hospital Revenue Bonds (Terrebonne
                        General Medical Center Project), 5.50%
                        due 4/01/2033 (a)                                                      1,502
====================================================================================================
Massachusetts--10.5%
            1,625     Massachusetts Bay Transportation Authority, Sales Tax
                        Revenue Refunding Bonds, Senior Series A, 5%
                        due 7/01/2035                                                          1,657
            2,000     Massachusetts Bay Transportation Authority, Special
                        Assessment Revenue Refunding Bonds, Series A, 5%
                        due 7/01/2031                                                          2,067
            2,800     Massachusetts State, HFA, Housing Revenue Bonds,
                        DRIVERS, AMT, Series 982, 6.52%
                        due 1/01/2011 (d)(j)                                                   2,903
            4,985     Massachusetts State Port Authority, Special Facilities
                        Revenue Bonds, DRIVERS, AMT, Series 501, 6.999%
                        due 7/01/2009 (a)(j)                                                   5,433
            8,800     Massachusetts State School Building Authority,
                        Dedicated Sales Tax Revenue Bonds, Series A, 5%
                        due 8/15/2030 (d)                                                      9,117
           11,800     Massachusetts State Special Obligation Dedicated Tax
                        Revenue Bonds, 5.25% due 1/01/2014 (b)(g)                             12,770
              950     Massachusetts State Water Resource Authority,
                        General Revenue Refunding Bonds, Series B, 5.125%
                        due 8/01/2027 (f)                                                        985
====================================================================================================
Michigan--5.7%
            1,900     Detroit, Michigan, Sewage Disposal System, Second
                        Lien Revenue Bonds, Series B, 5% due 7/01/2036 (b)                     1,954
            6,200     Detroit, Michigan, Water Supply System Revenue Bonds,
                        Series B, 5.25% due 7/01/2032 (f)                                      6,703
            1,700     Michigan Higher Education Student Loan Authority,
                        Student Loan Revenue Refunding Bonds, AMT,
                        Series XVII-G, 5.20% due 9/01/2020 (a)                                 1,755
                      Michigan State Strategic Fund, Limited Obligation
                        Revenue Refunding Bonds (Detroit Edison Company
                        Project), AMT (c):
            1,300          Series A, 5.50% due 6/01/2030                                       1,375
            2,500          Series C, 5.65% due 9/01/2029                                       2,629
            4,300          Series C, 5.45% due 12/15/2032                                      4,493
====================================================================================================


8       MUNIENHANCED FUND, INC.                 JULY 31, 2006

Schedule of Investments (continued)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                       Value
====================================================================================================
Mississippi--0.8%
          $ 2,400     Walnut Grove, Mississippi, Correctional Authority, COP,
                        6% due 11/01/2009 (a)(g)                                          $    2,604
====================================================================================================
Nebraska--0.5%
            1,700     Washington County, Nebraska, Wastewater Facilities
                        Revenue Bonds (Cargill Inc. Project), AMT, 5.90%
                        due 11/01/2027                                                         1,824
====================================================================================================
Nevada--6.1%
            3,100     Carson City, Nevada, Hospital Revenue Bonds
                        (Carson-Tahoe Hospital Project), Series A, 5.50%
                        due 9/01/2033 (i)                                                      3,263
                      Clark County, Nevada, Airport System Subordinate
                        Lien Revenue Bonds, Series A-2 (b):
            1,500          5% due 7/01/2030                                                    1,532
            3,200          5% due 7/01/2036                                                    3,258
            9,000     Washoe County, Nevada, Gas and Water Facilities,
                        Revenue Refunding Bonds (Sierra Pacific Power
                        Company), 6.30% due 12/01/2014 (a)                                     9,160
            3,000     Washoe County, Nevada, Water Facility Revenue
                        Bonds (Sierra Pacific Power Company), AMT, 6.65%
                        due 6/01/2017 (f)                                                      3,085
====================================================================================================
New Hampshire--2.4%
            7,390     New Hampshire Health and Education Facilities
                        Authority Revenue Bonds (Dartmouth-Hitchcock
                        Obligation Group, 5.50% due 8/01/2027 (d)                              7,892
====================================================================================================
New Jersey--10.4%
                      New Jersey EDA, Cigarette Tax Revenue Bonds:
              700          5.50% due 6/15/2031                                                   725
            1,165          5.75% due 6/15/2034                                                 1,226
                      New Jersey EDA, Motor Vehicle Surcharge Revenue
                        Bonds, Series A (f):
            2,600          5% due 7/01/2029                                                    2,680
            9,325          5.25% due 7/01/2031                                                 9,837
            5,200          5.25% due 7/01/2033                                                 5,482
                      New Jersey EDA, Revenue Bonds, ROLS (e)(j):
            7,625          Series II-R-309-1, 7.233% due 6/15/2024                             8,574
            2,500          Series II-R-309-2, 7.233% due 6/15/2031                             2,822
            3,100     New Jersey EDA, School Facilities Construction
                        Revenue Bonds, Series O, 5.125% due 3/01/2028                          3,205
====================================================================================================
New York--3.9%
            2,250     Metropolitan Transportation Authority, New York,
                        Transportation Revenue Bonds, Series A, 5%
                        due 11/15/2032 (b)                                                     2,311
            6,960     New York City, New York, GO, DRIVERS, Series 356,
                        7.028% due 6/01/2011 (c)(j)                                            8,059
            2,400     Tobacco Settlement Financing Corporation of New
                        York Revenue Bonds, Series A-1, 5.25%
                        due 6/01/2022 (a)                                                      2,537
====================================================================================================
Pennsylvania--5.3%
           10,575     Pennsylvania State Public School Building Authority,
                        School Lease Revenue Bonds (The School District of
                        Philadelphia Project), 5% due 6/01/2033 (d)                           10,801
            6,500     Philadelphia, Pennsylvania, Authority for Industrial
                        Development, Lease Revenue Bonds, Series B,
                        5.50% due 10/01/2020 (d)                                               6,989
====================================================================================================
Rhode Island--2.6%
            4,345     Providence, Rhode Island, Public Building Authority,
                        General Revenue Bonds, Series A, 6.25%
                        due 12/15/2020 (d)                                                     4,792
            3,355     Rhode Island State Economic Development Corporation,
                        Airport Revenue Bonds, Series B, 6.50%
                        due 7/01/2010 (b)(g)                                                   3,709
====================================================================================================
South Carolina--2.7%
            2,800     Berkeley County, South Carolina, School District,
                        Installment Lease Revenue Bonds (Securing Assets
                        for Education Project), 5.125% due 12/01/2030                          2,882
                      Charleston Educational Excellence Financing
                        Corporation, South Carolina, Revenue Bonds,
                        ROLS (e)(j):
            1,560          Series II-R-481X-1, 6.746% due 12/01/2028                           1,722
            1,383          Series II-R-481X-2, 6.746% due 12/01/2029                           1,520
              505          Series II-R-481X-3, 6.746% due 12/01/2030                             554
            2,365     Kershaw County, South Carolina, Public Schools
                        Foundation, Installment Power Revenue Refunding
                        Bonds, 5% due 12/01/2029 (k)                                           2,417
====================================================================================================
South Dakota--2.1%
            6,825     South Dakota State Health and Educational Facilities
                        Authority, Revenue Refunding Bonds, Series A,
                        7.625% due 1/01/2008 (f)(g)                                            7,159
====================================================================================================
Tennessee--0.7%
            2,280     Tennessee HDA, Revenue Refunding Bonds
                        (Homeownership Program), AMT, Series 1, 5.95%
                        due 7/01/2012 (f)                                                      2,312
====================================================================================================
Texas--10.6%
            1,614     Bexar, Texas, Metropolitan Water District, Waterworks
                        System Revenue Refunding Bonds, 6.35%
                        due 5/01/2025 (f)                                                      1,634
                      Dallas-Fort Worth, Texas, International Airport Revenue
                        Bonds, DRIVERS, AMT (j):
            2,000          Series 202, 8.004% due 11/01/2028 (b)                               2,241
            7,250          Series 353, 6.999% due 5/01/2011 (f)                                8,046
                      Leander, Texas, Independent School District, Capital
                        Appreciation, GO, Refunding (School Building) (m):
            9,345          5.49% due 8/15/2029 (b)                                             2,782
           10,000          5.58% due 8/15/2035                                                 2,076
            5,820     North Harris County, Texas, Regional Water Authority,
                        Senior Lien Revenue Bonds, 5.125% due 12/15/2035 (f)                   5,982
            6,250     Texas State Turnpike Authority, Central Texas Turnpike
                        System Revenue Bonds, First Tier, Series A, 5.50%
                        due 8/15/2039 (a)                                                      6,674
            5,200     Travis County, Texas, Health Facilities Development
                        Corporation, Revenue Refunding Bonds, RITR,
                        Series 4, 7.712% due 11/15/2024 (a)(j)                                 5,952
====================================================================================================
Virginia--3.9%
           10,000     Fairfax County, Virginia, EDA, Resource Recovery
                        Revenue Refunding Bonds, AMT, Series A, 6.10%
                        due 2/01/2010 (a)                                                     10,646
            2,300     Halifax County, Virginia, IDA, Exempt Facility Revenue
                        Refunding Bonds (Old Dominion Electric Cooperative
                        Project), AMT, 5.625% due 6/01/2028 (a)                                2,473
====================================================================================================


        MUNIENHANCED FUND, INC.                 JULY 31, 2006                  9

Schedule of Investments (concluded)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                       Value
====================================================================================================
Washington--0.6%
          $ 2,000     Snohomish County, Washington, Public Utility District
                        Number 001, Electric Revenue Refunding Bonds,
                        5.375% due 12/01/2009 (d)(g)                                      $    2,117
====================================================================================================
Puerto Rico--0.5%
            1,700     Puerto Rico Electric Power Authority, Power Revenue
                        Bonds, Series NN, 5.125% due 7/01/2029                                 1,745
----------------------------------------------------------------------------------------------------
                      Total Municipal Bonds
                      (Cost--$493,505)--154.2%                                               513,645
====================================================================================================

           Shares
             Held     Short-Term Securities
====================================================================================================
            1,513     Merrill Lynch Institutional Tax-Exempt Fund, 3.45% (l)(n)                1,513
----------------------------------------------------------------------------------------------------
                      Total Short-Term Securities
                      (Cost--$1,513)--0.5%                                                     1,513
====================================================================================================
Total Investments (Cost--$495,018*)--154.7%                                                  515,158

Other Assets Less Liabilities--1.5%                                                            5,104

Preferred Stock, at Redemption Value--(56.2%)                                               (187,149)
                                                                                          ----------
Net Assets Applicable to Common Stock--100.0%                                             $  333,113
                                                                                          ==========
----------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2006, as computed for federal income tax purposes were as follows:

      Aggregate cost .................................                $ 494,967
                                                                      =========
      Gross unrealized appreciation ..................                $  20,680
      Gross unrealized depreciation ..................                     (489)
                                                                      ---------
      Net unrealized appreciation ....................                $  20,191
                                                                      =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   XL Capital Insured.
(d)   FSA Insured.
(e)   Assured Guaranty Insured.
(f)   MBIA Insured.
(g)   Prerefunded.
(h)   Escrowed to maturity.
(i)   Radian Insured.
(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(k)   CIFG Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                   Net                  Dividend
      Affiliate                                  Activity                Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
        Tax-Exempt Fund                           (692)                    $55
      --------------------------------------------------------------------------

(m) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase.
(n)   Represents the current yield as of July 31, 2006.
o Forward interest rate swaps outstanding as of July 31, 2006 were as follows:

      -------------------------------------------------------------------------
                                                        Notional    Unrealized
                                                         Amount    Depreciation
      -------------------------------------------------------------------------
      Pay a fixed rate of 4.168% and receive
         a floating rate based on a 1-week Bond
         Market Association rate

         Broker, JPMorgan Chase Bank
         Expires August 2016                            $35,000          $ (419)

      Pay a fixed rate of 4.285% and receive
         a floating rate based on a 1-week Bond
         Market Association rate

         Broker, JPMorgan Chase Bank
         Expires September 2021                         $12,500            (134)
      -------------------------------------------------------------------------
      Total                                                              $ (553)
                                                                         ======

      See Notes to Financial Statements.


10      MUNIENHANCED FUND, INC.                 JULY 31, 2006

Statement of Net Assets

As of July 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value
             (identified cost--$493,504,934) .............................................                            $ 513,645,823
            Investments in affiliated securities, at value
             (identified cost--$1,512,632) ...............................................                                1,512,632
            Cash .........................................................................                                   17,921
            Receivables:
               Securities sold ...........................................................       $   7,766,636
               Interest ..................................................................           5,275,707           13,042,343
                                                                                                 -------------
            Prepaid expenses .............................................................                                    9,127
                                                                                                                      -------------
            Total assets .................................................................                              528,227,846
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Unrealized depreciation on forward interest rate swaps .......................                                  553,120
            Payables:
               Securities purchased ......................................................           7,022,264
               Investment adviser ........................................................             204,767
               Dividends to Common Stock shareholders ....................................             130,772
               Other affiliates ..........................................................               3,500            7,361,303
                                                                                                 -------------
            Accrued expenses .............................................................                                   51,385
                                                                                                                      -------------
            Total liabilities ............................................................                                7,965,808
                                                                                                                      -------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Preferred Stock, at redemption value, par value $.025 (2,000
             Series A Shares, 2,000 Series B Shares, 2,000 Series C Shares) and
             $.10 per share (1,480 Series D Shares) of AMPS* authorized, issued
             and outstanding at $25,000 per share liquidation preference .................                              187,148,726
                                                                                                                      -------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock ........................................                            $ 333,113,312
                                                                                                                      =============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share (29,369,874 shares issued and
             outstanding) ................................................................                            $   2,936,987
            Paid-in capital in excess of par .............................................                              322,587,682
            Undistributed investment income--net .........................................       $   1,429,911
            Accumulated realized capital losses--net .....................................         (13,429,037)
            Unrealized appreciation--net .................................................          19,587,769
                                                                                                 -------------
            Total accumulated earnings--net ..............................................                                7,588,643
                                                                                                                      -------------
            Total--Equivalent to $11.34 net asset value per share of Common
             Stock (market price--$10.66) ................................................                            $ 333,113,312
                                                                                                                      =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIENHANCED FUND, INC.                 JULY 31, 2006                 11

Statement of Operations

For the Six Months Ended July 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest and amortization of premium and discount earned .....................                            $  12,807,125
            Dividends from affiliates ....................................................                                   54,624
                                                                                                                      -------------
            Total income .................................................................                               12,861,749
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .....................................................       $   1,293,275
            Commission fees ..............................................................             234,217
            Accounting services ..........................................................              88,515
            Transfer agent fees ..........................................................              53,042
            Professional fees ............................................................              27,807
            Printing and shareholder reports .............................................              22,106
            Custodian fees ...............................................................              15,971
            Directors' fees and expenses .................................................              12,155
            Pricing fees .................................................................              11,104
            Listing fees .................................................................               8,956
            Other ........................................................................              31,527
                                                                                                 -------------
            Total expenses before reimbursement ..........................................           1,798,675
            Reimbursement of expenses ....................................................              (3,370)
                                                                                                 -------------
            Total expenses after reimbursement ...........................................                                1,795,305
                                                                                                                      -------------
            Investment income--net .......................................................                               11,066,444
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
               Investments--net ..........................................................           1,006,927
               Forward interest rate swaps--net ..........................................             575,499            1,582,426
                                                                                                 -------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ..........................................................          (6,028,270)
               Forward interest rate swaps--net ..........................................            (132,220)          (6,160,490)
                                                                                                 ----------------------------------
            Total realized and unrealized loss--net ......................................                               (4,578,064)
                                                                                                                      -------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .......................................................                               (3,072,868)
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations .........................                            $   3,415,512
                                                                                                                      =============

            See Notes to Financial Statements.


12      MUNIENHANCED FUND, INC.                 JULY 31, 2006

Statements of Changes in Net Assets

                                                                                                  For the Six            For the
                                                                                                 Months Ended           Year Ended
                                                                                                   July 31,             January 31,
Increase (Decrease) in Net Assets:                                                                   2006                  2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .......................................................       $  11,066,444        $  22,716,458
            Realized gain--net ...........................................................           1,582,426            2,424,315
            Change in unrealized appreciation/depreciation--net ..........................          (6,160,490)          (8,920,714)
            Dividends to Preferred Stock shareholders ....................................          (3,072,868)          (4,591,787)
                                                                                                 ----------------------------------
            Net increase in net assets resulting from operations .........................           3,415,512           11,628,272
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .......................................................          (8,752,222)         (21,205,049)
                                                                                                 ----------------------------------
            Net decrease in net assets resulting from dividends to Common Stock
             shareholders ................................................................          (8,752,222)         (21,205,049)
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets applicable to Common Stock ......................          (5,336,710)          (9,576,777)
            Beginning of period ..........................................................         338,450,022          348,026,799
                                                                                                 ----------------------------------
            End of period* ...............................................................       $ 333,113,312        $ 338,450,022
                                                                                                 ==================================
               * Undistributed investment income--net ....................................       $   1,429,911        $   2,188,557
                                                                                                 ==================================

      See Notes to Financial Statements.


        MUNIENHANCED FUND, INC.                 JULY 31, 2006                 13

Financial Highlights

                                                           For the Six
                                                           Months Ended                  For the Year Ended January 31,
The following per share data and ratios have been derived    July 31,        -----------------------------------------------------
from information provided in the financial statements.         2006            2006           2005           2004           2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period ...............    $  11.52        $  11.85       $  11.83       $  11.65       $  11.43
                                                             ---------------------------------------------------------------------
     Investment income--net**** .........................         .38             .77            .79            .81            .83
     Realized and unrealized gain (loss)--net ...........        (.16)           (.22)           .05            .15            .17
     Less dividends to Preferred Stock shareholders
       from investment income--net ......................        (.10)           (.16)          (.07)          (.06)          (.08)
                                                             ---------------------------------------------------------------------
     Total from investment operations ...................         .12             .39            .77            .90            .92
                                                             ---------------------------------------------------------------------
     Less dividends to Common Stock shareholders
       from investment income--net ......................        (.30)           (.72)          (.73)          (.72)          (.70)
     Offering and underwriting costs resulting from
       the issuance of Preferred Stock ..................          --              --           (.02)            --             --
                                                             ---------------------------------------------------------------------
     Net asset value, end of period .....................    $  11.34        $  11.52       $  11.85       $  11.83       $  11.65
                                                             =====================================================================
     Market price per share, end of period ..............    $  10.66        $  11.03       $  10.93       $  11.22       $  10.62
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
     Based on net asset value per share .................         1.19%+         3.63%          7.20%          8.46%          8.62%
                                                             =====================================================================
     Based on market price per share ....................        (.65%)+         7.58%          4.25%         12.84%          2.43%
                                                             =====================================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
     Total expenses, net of reimbursement*** ............        1.08%*          1.07%          1.01%           .97%          1.00%
                                                             =====================================================================
     Total expenses*** ..................................        1.08%*          1.07%          1.01%           .97%          1.00%
                                                             =====================================================================
     Total investment income--net*** ....................        6.67%*          6.63%          6.80%          6.95%          7.17%
                                                             =====================================================================
     Amount of dividends to Preferred Stock shareholders         1.85%*          1.34%           .59%           .48%           .70%
                                                             =====================================================================
     Investment income--net, to Common Stock shareholders        4.82%*          5.29%          6.21%          6.47%          6.47%
                                                             =====================================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
     Dividends to Preferred Stock shareholders ..........        3.31%*          2.46%          1.22%          1.09%          1.57%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
     Net assets applicable to Common Stock, end of period
       (in thousands) ...................................    $333,113        $338,450       $348,027       $347,389       $342,014
                                                             =====================================================================
     Preferred Stock outstanding, end of period
       (in thousands) ...................................    $187,000        $187,000       $187,000       $150,000       $150,000
                                                             =====================================================================
     Portfolio turnover .................................       19.43%          27.72%         40.17%         50.47%         31.35%
                                                             =====================================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
     Asset coverage per $1,000 ..........................    $  2,781        $  2,810       $  2,861       $  3,316       $  3,280
                                                             =====================================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
     Series A--Investment income--net ...................    $    404        $    603       $    309       $    233       $    350
                                                             =====================================================================
     Series B--Investment income--net ...................    $    416        $    629       $    289       $    354       $    510
                                                             =====================================================================
     Series C--Investment income--net ...................    $    412        $    610       $    295       $    227       $    327
                                                             =====================================================================
     Series D--Investment income--net ...................    $    411        $    614       $    156             --             --
                                                             =====================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
****  Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


14      MUNIENHANCED FUND, INC.                 JULY 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market reflecting the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of


        MUNIENHANCED FUND, INC.                 JULY 31, 2006                 15
      securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during the fiscal 2008 year and the impact on the Fund's financial statements, if any, is currently being assessed.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including assets acquired from the issuance of Preferred Stock. The Investment Adviser agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended July 31, 2006, FAM reimbursed the Fund in the amount of $3,370.

For the six months ended July 31, 2006, the Fund reimbursed FAM $5,418 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close around the end of the third quarter of 2006.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., a subsidiary of BlackRock, Inc., as well as a contingent sub-advisory agreement with BlackRock Advisors, Inc. The new advisory agreement will become effective upon the closing of the BlackRock transaction described above and the investment advisory fee will be unchanged.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2006 were $100,145,914 and $102,061,506, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without the approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in


16      MUNIENHANCED FUND, INC.                 JULY 31, 2006

Notes to Financial Statements (concluded)

effect at July 31, 2006 were as follows: Series A, 3.44%; Series B, 3.60%; Series C, 3.55%; and Series D, 3.50%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the six months ended July 31, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $123,013 as commissions.

5. Capital Loss Carryfoward:

On January 31, 2006, the Fund had a net capital loss carryforward of $14,205,719, of which $3,380,202 expires in 2008, $8,505,599 expires in 2009,
$1,955,204 expires in 2011 and $364,714 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.047000 on August 30, 2006 to shareholders of record on August 14, 2006.

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). The New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;


        MUNIENHANCED FUND, INC.                 JULY 31, 2006                 17

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in August 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and


18      MUNIENHANCED FUND, INC.                 JULY 31, 2006
expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.


        MUNIENHANCED FUND, INC.                 JULY 31, 2006                 19

Disclosure of New Investment Advisory Agreement (concluded)

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers, or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative informa-


20      MUNIENHANCED FUND, INC.                 JULY 31, 2006
tion received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. The Contingent Subadvisory Agreement would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, is contingent on further Board approval. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


        MUNIENHANCED FUND, INC.                 JULY 31, 2006                 21

Proxy Results

During the six-month period ended July 31, 2006, MuniEnhanced Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------
                                                           Shares Voted    Shares Withheld
                                                               For           From Voting
------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:   Robert C. Doll, Jr.     27,641,388         542,548
                                    James H. Bodurtha       27,600,201         583,735
                                    Kenneth A. Froot        27,581,980         601,956
                                    Joe Grills              27,624,026         559,910
                                    Roberta Cooper Ramo     27,632,315         551,622
------------------------------------------------------------------------------------------

During the six-month period ended July 31, 2006, MuniEnhanced Fund, Inc.'s Preferred Stock shareholders (Series A - D) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------
                                                                       Shares Voted        Shares Withheld
                                                                           For               From Voting
----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   James H. Bodurtha, Kenneth A. Froot, Joe Grills,
   Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.      6,826                 588
----------------------------------------------------------------------------------------------------------

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MEN


22      MUNIENHANCED FUND, INC.                 JULY 31, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIENHANCED FUND, INC.                 JULY 31, 2006                 23

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniEnhanced Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10874 -- 7/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniEnhanced Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniEnhanced Fund, Inc.

Date: September 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniEnhanced Fund, Inc.

Date: September 20, 2006


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniEnhanced Fund, Inc.

Date: September 20, 2006